                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          Municipal Advantage Fund Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                         MUNICIPAL ADVANTAGE FUND INC.
                 OPPENHEIMER TOWER, ONE WORLD FINANCIAL CENTER,
                  200 LIBERTY STREET, NEW YORK, NEW YORK 10281

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                January 12, 1996

To the Stockholders:

    The Annual Meeting of Stockholders of Municipal Advantage Fund Inc. (the "Fund") will be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, February 23, 1996, at 11:30 a.m., for the purposes of considering and voting upon:

    1.  The election of directors (Proposal 1).

    2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending October 31, 1996 (Proposal 2).

    3.  Any other business that may properly come before the meeting.

    The close of business on Tuesday, January 2, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                           By Order of the Board of Directors,
                                           Robert I. Kleinberg
                                           SECRETARY

    TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and help the Fund avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                               VALID SIGNATURE
----------------------------------------------------  ----------------------------------
CORPORATE ACCOUNTS
  (1) ABC Corp......................................  ABC Corp.
  (2) ABC Corp......................................  John Doe, Treasurer
  (3) ABC Corp......................................  John Doe
      c/o John Doe, Treasurer
  (4) ABC Corp. Profit Sharing Plan.................  John Doe, Trustee
TRUST ACCOUNTS
  (1) ABC Trust.....................................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee..........................  Jane B. Doe
      u/t/d/ 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
  (1) John B. Smith, Cust...........................  John B. Smith
      f/b/o John B. Smith, Jr. UGMA
  (2) John B. Smith.................................  John B. Smith, Jr., Executor

                         MUNICIPAL ADVANTAGE FUND INC.
                 OPPENHEIMER TOWER, ONE WORLD FINANCIAL CENTER,
                  200 LIBERTY STREET, NEW YORK, NEW YORK 10281

                            ------------------------

                                PROXY STATEMENT

    This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Advantage Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, February 23, 1996 at 11:30 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 12, 1996. The Fund's annual report containing financial statements for the fiscal year ended October 31, 1995 is available, free of charge, by contacting the Fund at the address listed above or by calling 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR Proposal 2. The close of business on Tuesday, January 2, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 7,257,093 shares of Common Stock outstanding and 1,100 shares of Preferred Stock outstanding.

    In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Annual Meeting.

    Advantage Advisers, Inc. ("Advantage"), whose principal business address is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment manager. OpCap Advisors ("OpCap"), whose principal business address is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York, 10281, is the Fund's investment adviser and administrator. OpCap was formerly known as Quest for Value Advisors.

                              SUMMARY OF PROPOSALS

                         PROPOSAL                                        CLASS OF SHAREHOLDER SOLICITED
-----------------------------------------------------------  -------------------------------------------------------
       1.  Election of Directors
             Mark C. Biderman                                Holders of Preferred Stock
             Raymond D. Horton                               Holders of Preferred Stock and Common Stock
       2.  Ratification of Selection of Independent
            Accountants                                      Holders of Preferred Stock and Common Stock

                       PROPOSAL 1:  ELECTION OF DIRECTORS

    In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the meeting, stockholders will be asked to elect two Class II Directors to hold office until the 1999 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified. The terms of office of the Class III and Class I Directors expire at the Annual Meeting of Stockholders in 1997 and 1998, respectively, or thereafter, in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. Mr. Biderman has been designated as a Preferred Stock Director and, accordingly, will be elected by the holders of the Fund's Preferred Stock only. Mr. Horton will be elected by the holders of the Fund's Preferred Stock and Common Stock, voting together as a single class.

    The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees named below. Both of the nominees are currently members of the Board of Directors of the Fund. Each nominee has indicated that he will serve if elected, but if either nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

    The following table provides information concerning each nominee for election as a director:

                                                                                    COMMON STOCK         PREFERRED STOCK
                                                                                BENEFICIALLY OWNED,    BENEFICIALLY OWNED,
                                                                                    DIRECTLY OR            DIRECTLY OR
                                                                                    INDIRECTLY,            INDIRECTLY,
                                                                                ON DECEMBER 31, 1995  ON DECEMBER 31, 1995
NOMINEES AND PRINCIPAL OCCUPATIONS                       DIRECTOR               --------------------  ---------------------
DURING THE PAST FIVE YEARS                                 SINCE        AGE          SHARES (A)            SHARES (A)
------------------------------------------------------  -----------     ---     --------------------  ---------------------
CLASS II NOMINEES TO SERVE UNTIL 1999 ANNUAL MEETING
 OF STOCKHOLDERS
Mark C. Biderman*, PRESIDENT; Executive Vice                  1993      50                5,363                -0-
 President, Advantage Advisers, Inc.; Managing
 Director, Oppenheimer & Co., Inc.
Raymond D. Horton, MEMBER OF AUDIT COMMITTEE;                 1994      56              -0-                    -0-
 Professor, Columbia University Graduate School of
 Business; President, Citizens Budget Commission, Inc.

    The following table provides information concerning the directors serving until the 1997 and 1998 Annual Meetings of Stockholders:

                                                                                    COMMON STOCK         PREFERRED STOCK
                                                                                BENEFICIALLY OWNED,    BENEFICIALLY OWNED,
                                                                                    DIRECTLY OR            DIRECTLY OR
                                                                                    INDIRECTLY,            INDIRECTLY,
                                                                                ON DECEMBER 31, 1995  ON DECEMBER 31, 1995
DIRECTORS AND PRINCIPAL OCCUPATIONS                      DIRECTOR               --------------------  ---------------------
DURING THE PAST FIVE YEARS                                 SINCE        AGE          SHARES (A)            SHARES (A)
------------------------------------------------------  -----------     ---     --------------------  ---------------------
CLASS III DIRECTORS SERVING UNTIL 1997 ANNUAL MEETING
 OF STOCKHOLDERS
Robert I. Kleinberg*, SECRETARY; Director and                 1994      58              -0-                    -0-
 Secretary, Advantage Advisers, Inc.; Executive Vice
 President, Secretary and General Counsel of
 Oppenheimer & Co., Inc.
Jeswald W. Salacuse, MEMBER OF AUDIT COMMITTEE; Henry         1994      57              204                    -0-
 J. Braker Professor of Commercial Law, and formerly
 Dean, The Fletcher School of Law & Diplomacy, Tufts
 University.

CLASS I DIRECTOR SERVING UNTIL 1998 ANNUAL MEETING OF
 STOCKHOLDERS
Robert L. Rosen, MEMBER OF AUDIT COMMITTEE; Chief             1993      49              -0-                    -0-
 Executive Officer, RLR Partners, L.L.C. (general
 partner of private investment fund); Chairman, Damon
 Corporation (1989-1993); Chairman, Damon Group, Inc.
 (formerly American Magnetics Corporation)
 (1987-1991).

------------------------
* "Interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") because of a relationship with Oppenheimer & Co., Inc., Advantage or OpCap.

(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

    Each of Messrs. Biderman, Kleinberg, Salacuse and Rosen serves as a director of certain other U.S. registered investment companies, as described below. Messrs. Biderman and Rosen each serve as a director for two investment companies co-advised by Advantage and Salomon Brothers Asset Management Inc ("SBAM"). Mr. Kleinberg is a director of one other registered investment company co-advised by Advantage and OpCap. Mr. Salacuse is a director of two other registered investment companies co-advised by Advantage and Barclays de Zoete Wedd Investment Management, Inc. and four other registered investment companies co-advised by Advantage and SBAM.

    At December 31, 1995, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in The Depository Trust Company, held of record 6,463,099 shares of Common Stock of the Fund, equal to 89% of the outstanding shares of Common Stock of the Fund, and 1,100 shares of Preferred Stock of the Fund, equal to 100% of the outstanding shares of Preferred Stock of the Fund.

    The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Fund has no executive officers apart from Messrs. Biderman and Kleinberg.

    The Fund's Audit Committee is composed of Messrs. Horton, Rosen and Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met two times during the year ended October 31, 1995. The Fund has no nominating or compensation committees.

    During the fiscal year ended October 31, 1995, the Board of Directors met five times. Each director attended at least 75% of the meetings of the Board and the Committee for which he was eligible.

    Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage and/ or OpCap. The following table provides information concerning the approximate compensation paid during the year ended October 31, 1995 to each director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the year ended October 31, 1995 by the Fund to Messrs. Biderman or Kleinberg, who as employees of Advantage and Oppenheimer & Co., Inc. are interested persons as defined under the 1940 Act.

                                                     AGGREGATE      TOTAL COMPENSATION    TOTAL COMPENSATION
                                                    COMPENSATION     FROM OTHER FUNDS      FROM OTHER FUNDS
NAME OF NOMINEE OR DIRECTOR                          FROM FUND     ADVISED BY ADVANTAGE    ADVISED BY OPCAP    TOTAL COMPENSATION
--------------------------------------------------  ------------   --------------------   ------------------   ------------------
                                                                    DIRECTORSHIPS (A)     DIRECTORSHIPS (A)    DIRECTORSHIPS (A)
Raymond D. Horton.................................     $8,150           $     0                   $0               $ 8,150(1)
Jeswald W. Salacuse...............................      7,450            49,200(6)                 0                56,650(7)
Robert L. Rosen...................................      8,150            14,200(2)                 0                22,350(3)

------------------------
(A) The numbers in parentheses indicate the applicable number of U.S. registered investment company directorships held by that director.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage, OpCap, and their respective directors and officers to file reports of ownership and changes in ownership of the Fund's equity securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended October 31, 1995.

REQUIRED VOTE

    Election of Mr. Biderman as a director requires the affirmative vote of the holders of a plurality of the shares of the Preferred Stock of the Fund present or represented by proxy at the Annual Meeting with a quorum present. Election of Mr. Horton as a director requires the affirmative vote of the holders of a plurality of the shares of the Common Stock and Preferred Stock of the Fund, voting together as a single class, present or represented by proxy at the Annual Meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

       PROPOSAL 2:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the year ending October 31, 1996. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at October 31, 1995 neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

    THE  DIRECTORS,  INCLUDING   THE  "NON-INTERESTED"  DIRECTORS,   UNANIMOUSLY
RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

    Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock and Preferred Stock of the Fund, voting together as a single class, present in person or represented by proxy at the Annual Meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

                                 OTHER BUSINESS

    The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

    All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1996 must be received by the Fund for inclusion in Fund's proxy statement and proxy relating to that meeting no later than September 14, 1996.

                         EXPENSES OF PROXY SOLICITATION

    The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage, OpCap or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

January 12, 1996

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1.  Election of Director.    FOR  / /       WITHHOLD / /

    Class II to serve until 1998 Annual Meeting:  Raymond D. Horton

2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ended October 31, 1996.

      FOR  / /                  AGAINST  / /                 ABSTAIN  / /

3.  Any other business that may properly come before the meeting.

4.  I will be attending the meeting.     / /

MARK BOX AT RIGHT IF COMMENTS
OR ADDRESS CHANGE HAVE BEEN NOTED
ON THE REVERSE SIDE OF THIS CARD.  / /

Record date shares:

Date___________________________________, 1996
_____________________________________________
_____________________________________________
   Signature(s), Title(s), if applicable

         VOTES MUST BE INDICATED
        (X) IN BLACK OR BLUE INK.

                          MUNICIPAL ADVANTAGE FUND INC.
               ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 23, 1996 THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

   The undersigned hereby appoints Robert A. Blum and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, One World Financial Center, New York, New York 10281 on Friday, February 23, 1996, at 11:30 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 12, 1996 and upon all other matters properly coming before said Meeting.

   Please indicate your vote by an "X" in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.

Please vote and sign on other side and return promptly in enclosed envelope.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
__________________________                    ___________________________
__________________________                    ___________________________
__________________________                    ___________________________

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1
                  (INCLUDING ALL NOMINEES FOR DIRECTOR) AND 2.

1.  Election of Directors.
     FOR  / /                 WITHHOLD  / /              FOR ALL EXCEPT  / /

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
    THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME.)

    Class II to serve until 1998 Annual Meeting: Mark C. Biderman, Raymond D. Horton

2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ended October 31, 1996.

    FOR  / /                    AGAINST  / /                   ABSTAIN  / /

3.   Any other business that may properly come before the meeting.

4.   I will be attending the meeting.  / /

MARK BOX AT RIGHT IF COMMENTS
OR ADDRESS CHANGE HAVE BEEN NOTED
ON THE REVERSE SIDE OF THIS CARD.  / /

PREFERRED STOCK

Record date shares:

Date______________________________, 1996

________________________________________
________________________________________
 Signature(s), Title(s), if applicable

       VOTES MUST BE INDICATED
      (X) IN BLACK OR BLUE INK.

                          MUNICIPAL ADVANTAGE FUND INC.
               ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 23, 1996 THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

   The undersigned hereby appoints Robert A. Blum and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, One World Financial Center, New York, New York 10281 on Friday, February 23, 1996, at 11:30 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 12, 1996 and upon all other matters properly coming before said Meeting.

   Please indicate your vote by an "X" in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR) AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.

Please vote and sign on other side and return promptly in enclosed envelope.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?
__________________________               __________________________
__________________________               __________________________
__________________________               __________________________